UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2024

Zalatoris II Acquisition Corp

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-901886	86-1837862
(Commission File Number)	(IRS Employer Identification No.)

99 Wall Street

Suite 5801

New York, New York 10005

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (917) 675-3106

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A Ordinary Share and one Redeemable Warrant	ZLSWU	The Nasdaq Stock Market LLC
Class A Ordinary Share, $0.0001 par value per share	ZLS	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	ZLSWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On April 1, 2024, Zalatoris II Acquisition Corp, a Nasdaq-listed exempted company formed in the Cayman Islands (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) a Notification of Late Filing on Form 12b-25 (the “NT 10-K”) providing notice that it was unable, without unreasonable effort or expense, to file its Annual Report on Form 10-K for the fourth quarter and fiscal year ended December 31, 2023 (the “2023 Form 10-K”) by the prescribed due date because the Company needed additional time to complete the financial statements for the fourth quarter and fiscal year ended December 31, 2023 (the “Financial Statements”), and the Company’s independent registered public accounting firm would also be needing additional time to complete its review and audit of the Financial Statements.

On April 16, 2024, which was the last day of the fifteen-day grace period the SEC provides after filing the NT 10-K, the Company was unable to file the 2023 Form 10-K, given the need for additional time to complete Financial Statements and provide the completed 2023 Form 10-K to its independent auditors so that they can complete their review and audit of the Financial Statements. As previously disclosed, the Company anticipated receiving a notice of non-compliance from The Nasdaq Stock Market LLC (“Nasdaq”).

On April 26, 2024, because the Company failed to timely file the 2023 Form 10-K, it received a written notification letter (the “Letter”) from Nasdaq stating that a Company that receives a delist determination for delinquency can request an appeal to the Nasdaq Hearings Panel (the “Panel”), pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series to stay the suspension of the Company’s securities for a period of 15 days from the date of the request. Since the Company is already before the Panel for its failure to comply with the minimum 300 public holders’ requirement, the Company will have seven days, or until May 3, 2024 to request a stay of the suspension including an explanation of why an extended stay is appropriate, pending the Panel’s decision. A Panel will review the request for an extended stay and notify the Company of its conclusion as soon as is practicable but in any event no later than 15 calendar days following the deadline to request a further stay. The Letter has no immediate effect on the listing or trading of the Company’s common stock on Nasdaq.

The Company fully intends to request Nasdaq stay the suspension by May 3, 2024.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has caused this report to be signed on its behalf by the undersigned duly authorized officer.

ZALATORIS II ACQUISITION CORP

Date: April 29, 2024	By:	/s/ Spyridon Bonatsos
Spyridon Bonatsos
Chief Executive Officer

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